                                                                    Exhibit 99.2

   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        OF QUARTERLY REPORT ON FORM 10-Q
                                       OF
                                BELMONT BANCORP.
                      FOR THE QUARTER ENDED MARCH 31, 2003

The undersigned is the Chief Financial Officer of Belmont Bancorp. (the "Issuer"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended March 31, 2003.

I certify that the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This Certification is executed as of May 9, 2003.

                                               /s/ Jane R. Marsh
                                               -----------------
                                               Jane R. Marsh
                                               Chief Financial Officer